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                                                                    EXHIBIT 99.1


            AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED AGREEMENT
            --------------------------------------------------------

     This Amendment No. 1 is effective as of the 1st day of February, 2002, and is by and among Pacific Aerospace & Electronics, Inc. (the "Company") and each of the undersigned holders (each, a "Consenting Noteholder") of the 11 1/4% Senior Subordinated Notes due 2005 (the "Notes") issued pursuant to that certain indenture (the "Indenture") dated as of July 30, 1998 by and among the Company, the Guarantors (as defined therein) and The Bank of New York (as successor to IBJ Schroeder Bank & Trust Company), as Trustee (the "Trustee").

     WHEREAS, the Company and each of the Consenting Noteholders entered into that certain Second Amended and Restated Agreement dated as of January 11, 2002 (the "Second Amended and Restated Agreement); and

     WHEREAS, the parties hereto desire to extend certain deadlines under the Second Amended and Restated Agreement as specifically set forth below.

     A.   Amendments.
          ----------

          1. Section 8(c) of the Second Amended and Restated Agreement is hereby amended and replaced in full with the following:

               "(c) the Exchange is not consummated by March 15, 2002,".

          2. Section 9(c) of the Second Amended and Restated Agreement is hereby amended and replaced in full with the following:

               "(c) the Exchange is not consummated by March 15, 2002,".

     B.   Miscellaneous.
          -------------

          1. Except as specifically amended above, the Second Amended and Restated Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          2. This Amendment No. 1 to Second Amended and Restated Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, each of the parties below have executed a counterpart of this Amendment No. 1 to Second Amended and Restated Agreement, the terms of which shall be effective upon execution by the Company and the Consenting Noteholders.


Dated: February 1, 2002                    Pacific Aerospace & Electronics, Inc.



                                           By:    /s/ Donald Wright
                                                  ------------------------------
                                           Name:  Donald Wright
                                           Title: Chief Executive Officer

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Dated: February 4, 2002                    GSCP Recovery, Inc.



                                           By:    /s/ Matthew Kaufman
                                                  ------------------------------
                                           Name:  Matthew Kaufman
                                           Title: Managing Director

                                           Address:  12 E. 49th Street
                                                     New York, NY 10017


                                           Tel.:     (212) 884-6202
                                           Fax:      (212) 884-6184

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Dated: February 4, 2002                    Alliance Capital Management L.P., as
                                           investment advisor
                                           By:  Alliance Capital Management Corp



                                           By:    /s/ Michael E. Sohr
                                                  ------------------------------
                                           Name:  Michael E. Sohr
                                           Title: Vice President

                                           Address:  1345 Avenue of the Americas
                                                     39th Floor
                                                     New York, NY 10105


                                           Tel.:     (212) 969-6938
                                           Fax:      (212) 969-6820

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Dated: February 6, 2002                    M.W. Post Advisory Group L.L.C., as
                                           investment advisor



                                           By:    /s/ Carl Goldsmith
                                                  ------------------------------
                                           Name:  Carl Goldsmith
                                           Title: Managing Director

                                           Address:  1880 Century Park East
                                                     Suite 820
                                                     Los Angeles, CA 90067


                                           Tel.:     (310) 407-0945
                                           Fax:      (310) 407-0951

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Dated: February 6, 2002                William E. Simon & Sons Special Situation
                                       Partners II, L.P.



                                       By:    /s/ John E. Klinge
                                              ----------------------------------
                                       Name:  John E. Klinge
                                       Title: Principal

                                       Address:  10990 Wilshire Blvd, Suite 500
                                                 Los Angeles, CA 90024


                                       Tel.:     310-996-8740
                                       Fax:      310-996-9796